Regions®

Raymond James 22nd Annual Institutional Investors Conference

Orlando, Florida

March 6, 2001

Forward-Looking Statement

The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. Regions' management believes that these forward-looking statements are reasonable, however, you should not place undue reliance on these statements as they are based only on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements.

Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the Southeast in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (e) possible changes in consumer and business spending and saving habits could have an effect on our ability to grow our assets and to attract deposits.

Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.

Regions

Key Highlights

- A leading financial service provider in the South
- Client focused sales culture and product set
- Superior credit culture
- Constant emphasis on enhanced productivity and cost control
- With Morgan Keegan and Rebsamen, Regions will provide full service banking, brokerage, capital markets and insurance services to our customers

Regions

Company Profile

Asset size:	$43.7 billion at Dec. 31, 2000 Among 25 largest U.S. banks
Operates banking offices in:	Alabama, Georgia, Arkansas, Louisiana, Florida, South Carolina, Tennessee, and Texas
# of banking offices:	729
# of ATM's:	773
# of households:	2.0 million
Provides financial services in:	Banking, mortgage origination and servicing, securities brokerage, insurance, leasing, and specialty financing

Significant Lines of Business at Regions

- Deposit Franchise
  - 90% Core deposits
  - 12th largest branch distribution network

- Trust Business
  - $57.7 million annual revenues
  - $20.7 billion in total trust assets

- Mortgage Servicing and Origination
  - $21.6 billion servicing portfolio
  - $2.4 billion production in 2000

Regions

Strong Market Share in Footprint



Top 3 Market Share
4th to 6th in Market Share
Deposit Presence

Source: SNL DataSource 3.0. Branch data as of 6/30/99.

Regions

Regions Continues to Grow Core Deposits


$ in millions
$26,535
$26,834
$27,016
$27,079
1Q00
2Q00
3Q00
4Q00

Quarterly average core deposits, excluding acquisitions and wholesale deposits

Regions

Diversified Loan Portfolio

December 31, 2000

($ in billions)



Other Consumer
13%
Home Equity
2%
$0.6
$4.1
$3.1
Construction
10%
Commercial
Mortgages
19%
$6.0
$10.4
$7.2
Total
Consumer
48%
Total
Commercial
52%
Residential
Mortgages
33%
Commercial
Loans and Leases
23%

Total $31.4 billion

Regions

Banks with Proven Commercial Real Estate Credit Management Skill

	1991-2000 Avg. CRE Net Chargeoff Ratio*	Maximum CRE Net Chargeoff Ratio	CRE Loans as a % of Total Loans 9/30/00
Regions Financial Corporation	0.04%	0.18%	31%
NCBC/ CCB Pro Forma	0.04	0.19	34
SouthTrust Corporation	0.05	0.18	44
Marshall & Ilsley Corporation	0.10	0.51	25
Zions Bancorporation	0.10	0.56	44
BB&T Corporation	0.14	0.44	34
Old Kent Financial Corporation	0.14	0.57	25
Compass Bancshares, Inc.	0.15	0.77	33
Firstar Corporation	0.16	0.30	20
Comerica Incorporated	0.16	0.69	24

**2000 data annualized as of 9/30/00*

Source: UBS Warburg February 2001

Regions

Regions Superior Credit Culture is Founded on Knowledge of the Customer and Relationship Banking

	2000	1999
Net charge-offs	$ 94,108	$ 99,188
Period-end loans past-due >90 days	$ 35,903	$ 71,952
Period-end non-performing assets*	$274,691	$262,908
Period-end non-performing assets as a % of loans and leases*	.88%	.93%
Net charge-offs as a % of average loans and leases	.31%	.37%

Regions, the 23rd largest U.S. bank, has less than a top 200 share of syndicated loans.

** Including period-end loans past-due > 90 days*

Regions

Net Loan Losses at Regions Historically Below Industry



Regions
Industry*
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

**FDIC-insured commercial banks. For 2000, year-to-date September 30, 2000 annualized.*

Regions

Regions Maintains an Ongoing Focus on Productivity and Expense Control

- Rationalizing branch distribution network in 2001
- Continued consolidation and centralization of back-office operations
- Continued emphasis on alternative, lower cost delivery channels
- Back-office support functions utilizing technology to enhance productivity
- Non-interest expense control in 2001 is major area of focus

Regions

Strategic Rationale for Morgan Keegan Acquisition

A Transforming Transaction for Regions

- **Create Leading Diversified Financial Services Company in the South**
  - Increase non-interest income to 40% of net revenues
  - Significantly expand Regions' product capabilities
  - Improve focus on middle market corporate and affluent retail customers
  - Attractive growth dynamics of brokerage industry
- **Acquire Premier Regional Broker-Dealer**
  - Diversified business mix
  - Leading fixed income franchise
  - Morgan Keegan poised for growth
- **Excellent Strategic Fit**
  - Similar geographic focus
  - Complementary client focus
  - Strong cultural fit
- **Accelerate Regions' Wealth Management Strategy**

Regions

Regions' Institutional and Corporate Focus

- Regions' traditional lending and banking relationships expanded and deepened with Morgan Keegan fixed income and equity capabilities

- Fixed Income
  - Municipal bond underwriting – ranked number 1 in core region[(a)] with 28.1% market share
  - Corporate bond underwriting – raised $2.8 billion in 60 deals in 2000
  - Dedicated research, sales, and trading

- Equity Capital Markets
  - Raised $4.6 billion of new equity in 35 deals over 1999 and 2000
  - Focused equity research in 12 knowledge corridors
  - Number 1 ranked focus list for one and five year periods[(b)]

(a) *Defined as AL, AR, KY, LA, MS, and TN*
(b) *Source: Zacks, for the period ending March 31, 2000*

Dominant Coverage of the South

Regions

- ✓729 Branches
- ✓128 Financial Advisors
- ✓Top market share in numerous Southern MSAs
- ✓$43.7 billion in assets
- ✓$20.7 billion in trust assets

Morgan Keegan

- ✓50 Offices
- ✓761 Financial Advisors
- ✓$25 billion of assets in customer accounts



BOSTON
NEW YORK
COVINGTON
RICHMOND
LOUISVILLE
LEXINGTON
BOWLING GREEN
DURHAM
RALEIGH
CHARLOTTE
WILMINGTON
KNOXVILLE
NASHVILLE
JACKSON
MEMPHIS
ROGERS
ATHENS
HUNTSVILLE
ATLANTA
LITTLE ROCK
BIRMINGHAM
COLUMBUS
TUSCALOOSA
LA GRANGE
DALLAS
SHREVEPORT
JACKSON
MONTGOMERY
MANDEVILLE
PENSACOLA
LAFAYETTE
MOBILE
HOUSTON
BATON ROUGE
NEW ORLEANS
AUSTIN
SARASOTA
FT LAUDERDALE
PALM BEACH
MORGAN KEEGAN OFFICES
MORGAN KEEGAN OFFICES WHERE REGIONS HAS A PRESENCE

* Green area denotes states where Regions operates

Regions

Synergies

Conservative assumptions: significant long-term upside

- **Expense Savings: $14 MM pre-tax in 2002**
  - 2.9% of Morgan Keegan and RICI LTM operating expense
  - Combine back office
  - Leverage Regions infrastructure

- **Revenue Enhancements: $10 MM pre-tax in 2002**
  - 2.4% of Morgan Keegan and RICI LTM net revenues
  - Enhance opportunities for Regions brokers
  - Improve share of municipal underwritings
  - Introduce corporate finance products to Regions middle market customers
  - Access to Regions high net worth customers

Regions

Progress on Morgan Keegan Transaction

- Announcement in mid-December ✓
- Regulatory approvals ✓
- Financing
  - $287 million retail trust preferred securities ✓
  - $500 million subordinated notes ✓
- Shareholder approval ☐

Regions

Rebsamen Acquisition Triples Regions Insurance Revenues

- Rebsamen acquisition adds $26 million in insurance revenues to Regions existing $14.5 million in annual insurance revenues

- Rebsamen's business complements Regions middle market and small business customer base
  - 70% of Rebsamen's business is commercial property and casualty insurance

- Rebsamen becomes 6th largest bank owned insurance agency in country

Regions

Better Diversified Revenue Stream


Morgan Keegan
Rebsamen
Regions
A Diversified Financial Services Company


Non-interest income as % of revenues
50%
40%
30%
20%
10%
0%
30%
32%
42%
4th Qtr 2000
Peer Group
Pro forma 4th Qtr 2000

Earnings Momentum Increasing

- Further interest margin improvement expected
- Fee revenues up 12% in 2000
- Morgan Keegan revenues up 23% in first half of fiscal 2001
- Stringent expense control expected in 2001
- Strong capital levels support stock buyback activity

Regions

Key Highlights

- A leading financial service provider in the South
- Client focused sales culture and product set
- Superior credit culture
- Excellent cost control
- Experienced management team
- Regions transformed into a diversified financial services organization providing full service banking, brokerage, capital markets, and insurance services to our customers

Regions

Regions®